UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 22, 2005
Date of Report (Date of earliest event reported)

NICOR INC.

(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 22 and March 23, 2005, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is furnishing this Form 8-K to give broad disclosure to such information.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Analyst Presentations of March 22 and March 23, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date March 22, 2005	/s/ PAUL C. GRACEY, JR.

Paul C. Gracey, Jr. Vice President, General Counsel and Secretary

Exhibit
Number	Description of Document
99.1	Analyst Presentations of March 22 and March 23, 2005.